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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                   FORM 8-K/A
                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934




               Date of Report (Date of earliest event reported):
                                 OCTOBER 1, 1998




                            LAMAR ADVERTISING COMPANY
             (Exact name of registrant as specified in its charter)



          DELAWARE                   0-20833                72-1205791
(State or other jurisdiction    (Commission File          (IRS Employer
     of incorporation)               Number)            Identification No.)




             5551 CORPORATE BOULEVARD, BATON ROUGE, LOUISIANA 70808
              (Address of principal executive offices and zip code)


                                 (504) 926-1000
              (Registrant's telephone number, including area code)



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ITEM 2.    ACQUISITION OR DISPOSITION OF ASSETS.

         On October 1, 1998, Lamar Advertising Company (the "Company") acquired all of the outstanding capital stock of Outdoor Communications, Inc. ("OCI"), for a purchase price of approximately $385 million, consisting of approximately $235 million of cash, the assumption of approximately $105 million of debt and the issuance of approximately $45 million of notes to former OCI shareholders. Pursuant to this acquisition, the Company has acquired approximately 14,700 outdoor advertising displays in 12 states. Among the markets included in this acquisition are the following: Birmingham, AL; Huntsville, AL; Tuscaloosa, AL; Athens, GA; Rome, GA; Decatur, IL; Paducah, KY; Duluth, MN; St. Cloud, MN; Saginaw, MI; Corinth, MS; Traverse City, MI and Johnson City, TN.

         This Form 8-K is being amended to provide the historical financial statements and related notes for OCI (and its predecessor companies OCI Corp. of Michigan and Mass Communications Corp.) as well as to include pro forma financial information of the Company giving effect to the acquisition.

ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      Financial Statements.

                  The consolidated balance sheets of OCI as of June 30, 1997 and June 30, 1998 and consolidated statements of operations, stockholders' deficit and cash flows for the period April 4, 1996 to June 30, 1996, and the years ended June 30, 1997 and 1998 are filed herewith as Exhibit 99.1 and incorporated herein by reference.

                  The consolidated statements of operations, stockholders' deficit, and cash flows of OCI Corp. of Michigan and subsidiaries for the period August 1, 1995 through April 3, 1996 are filed herewith as Exhibit 99.2 and incorporated herein by reference.

                  The consolidated statements of operations, stockholders' deficit and cash flows of Mass Communications Corp. and subsidiary for the period September 1, 1995 through April 3, 1996 are filed herewith as Exhibit 99.3 and incorporated herein by reference.

         (b)      Pro Forma Financial Statements.

                  Unaudited consolidated pro forma financial statements of the Company giving effect to the OCI acquisition as of June 30, 1998, and for the year ended December 31, 1997 and the six months ended June 30, 1998 are filed herewith as Exhibit 99.4 and incorporated herein by reference.

         (c)      Exhibits.

                  2.1 Stock Purchase Agreement dated as of August 10, 1998 by and among the Company, OCI and the stockholders of OCI. Pursuant to Item 601(b)(2) of Regulation S-K, the schedules referred to in the Stock Purchase Agreement are omitted. The Registrant hereby undertakes to furnish supplementally a copy of any omitted schedule to the Commission upon request. Previously filed as the same numbered exhibit to the initial filing of this report.



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                  2.2      First Amendment to the Stock Purchase Agreement dated
                           August 25, 1998 by and among the Company, OCI and the stockholders of OCI. Previously filed as the same numbered exhibit to the initial filing of this report.

                  2.3 Second Amendment to the Stock Purchase Agreement dated September 30, 1998 by and among the Company, OCI and the stockholders of OCI. Previously filed as the same numbered exhibit to the initial filing of this report.

                  23.1 Consent of KPMG Peat Marwick LLP, independent accountants of OCI, OCI Corp. of Michigan, and Mass Communications Corp. Filed herewith.

                  99.1 The consolidated balance sheets of OCI as of June 30, 1997 and June 30, 1998 and consolidated statements of operations, stockholders' deficit and cash flows for the period April 4, 1996 to June 30, 1996, and the years ended June 30, 1997 and 1998. Filed herewith.

                  99.2 The consolidated statements of operations, stockholders' deficit, and cash flows of OCI Corp. of Michigan and subsidiaries for the period August 1, 1995 through April 3, 1996. Filed herewith.

                  99.3 The consolidated statements of operations, stockholders' deficit and cash flows of Mass Communications Corp. and subsidiary for the period September 1, 1995 through April 3, 1996. Filed herewith.

                  99.4 Unaudited consolidated pro forma financial statements of the Company giving effect to the OCI acquisition as of June 30, 1998, and for the year ended December 31, 1997 and the six months ended June 30, 1998. Filed herewith.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  October  19, 1998                  LAMAR ADVERTISING COMPANY


                                            By: /s/ KEITH A. ISTRE
                                               ---------------------------------
                                               Keith A. Istre
                                               Treasurer and Chief Financial
                                               Officer



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                                  EXHIBIT INDEX

EXHIBIT
   NO.         DESCRIPTION
-------        -----------
  2.1          Stock Purchase Agreement dated as of August 10, 1998 by and among the Company, OCI and the stockholders of OCI. Pursuant to Item
               601(b)(2) of Regulation S-K, the schedules referred to in the Stock Purchase Agreement are omitted. The Registrant hereby undertakes to furnish supplementally a copy of any omitted schedule to the Commission upon request. Previously filed as the same numbered exhibit to the initial filing of this report.

  2.2 First Amendment to the Stock Purchase Agreement dated August 25, 1998 by and among the Company, OCI and the stockholders of OCI. Previously filed as the same numbered exhibit to the initial filing of this report.

  2.3 Second Amendment to the Stock Purchase Agreement dated September 30, 1998 by and among the Company, OCI and the stockholders of OCI. Previously filed as the same numbered exhibit to the initial filing of this report.

  23.1 Consent of KPMG Peat Marwick LLP, independent accountants of OCI, OCI Corp. of Michigan, and Mass Communications Corp. Filed herewith.

  99.1 The consolidated balance sheets of OCI as of June 30, 1997 and June 30, 1998 and consolidated statements of operations, stockholders' deficit and cash flows for the period April 4, 1996 to June 30, 1996, and the years ended June 30, 1997 and 1998. Filed herewith.

  99.2 The consolidated statements of operations, stockholders' deficit, and cash flows of OCI Corp. of Michigan and subsidiaries for the period August 1, 1995 through April 3, 1996. Filed herewith.

  99.3 The consolidated statements of operations, stockholders' deficit and cash flows of Mass Communications Corp. and subsidiary for the period September 1, 1995 through April 3, 1996. Filed herewith.

  99.4 Unaudited consolidated pro forma financial statements of the Company giving effect to the OCI acquisition as of June 30, 1998, and for the year ended December 31, 1997 and the six months ended June 30, 1998. Filed herewith.



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